Exhibit 1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

GreatAmerica Financial Services Corporation (the “Company”)

BofA Securities, Inc.

BMO Capital Markets Corp.

Wells Fargo Securities, LLC

Truist Securities, Inc.

(together, the “Specified Parties”)

Re: GreatAmerica Leasing Receivables Funding, L.L.C., Series 2022-1—Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “2022.08.31 GALRF 2022-1 Pool Cut_Sent.xlsx,” provided by the Company on September 9, 2022, containing information on 36,769 contracts (the “Contracts”) as of August 31, 2022 (the “Data File”), which we were informed are intended to be included as collateral in the offering by GreatAmerica Leasing Receivables Funding, L.L.C., Series 2022-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Sources” means information contained in the Company’s onBase and InfoLease electronic records systems.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Sources and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We removed 231 contracts with a value of “10001” in the “ProgramTypeID” field in the Data File, and randomly selected a sample of 150 contracts (the “Selected Contracts”) from the remaining 36,538 contracts. A listing of the Selected Contracts is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of contracts we were instructed to randomly select from the Data File.

B.

For each Selected Contract, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Contract Number	“Booking Sheet” within the onBase electronic records system, or “Customer Addresses” screen within the InfoLease electronic records system

Obligor Name

“Agreement,” “Amendment,” “Supplement to Agreement,” or “Approval Letter” within the onBase electronic records system, or “Customer Addresses” screen within the InfoLease electronic records system

Consider the information to be in agreement if the Obligor Name on the Sources was truncated.

Obligor State	“Agreement,” “Supplement to Agreement,” or “Assignment Letter” within the onBase electronic records system, or “Customer Addresses” screen within the InfoLease electronic records system

Scheduled Payment	“Agreement,” “Supplement to Agreement,” “Booking Sheet,” or “Rebook General Docs” within the onBase electronic records system, or “Open Item Detail” and “Contract Invoicing Data” screens within the InfoLease electronic records system

Original Term to Maturity	“Agreement,” “Supplement to Agreement,” “Schedule,” or “Amendment” within the onBase electronic records system, or the “Contract Data” screen within the InfoLease electronic records system

Security Deposit

“Agreement,” “Supplement to Agreement,” or “Booking Sheet” within the onBase electronic records system

Consider the information to be in agreement if the Data File stated “0” and there was no Security Deposit related information contained in the “Agreement,” “Supplement to Agreement,” or “Booking Sheet” within the onBase electronic records system.

Attribute	Sources / Instructions

Payment Frequency	“Agreement,” “Supplement to Agreement,” or “Schedule” within the onBase electronic records system

Equipment Cost	“Booking Sheet” or “Rebook General Docs” within the onBase electronic records system, or the “Contract Data” screen within the InfoLease electronic records system

First Payment Date (month and year)	“Contract Invoicing Data” or “Contract Change History” screens within the InfoLease electronic records system

Termination Date (month and year)	“Contract Data” screen within the InfoLease electronic records system

Booked Residual Value	“Contract Data” or “Contract Change History” screens within the InfoLease electronic records system

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Contracts, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the receivable-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Los Angeles, California

September 21, 2022

Exhibit A

The Selected Contracts

Selected Contract #	Selected Contract Unique ID	Selected Contract #	Selected Contract Unique ID	Selected Contract #	Selected Contract Unique ID
1	20222001	51	20222051	101	20222101
2	20222002	52	20222052	102	20222102
3	20222003	53	20222053	103	20222103
4	20222004	54	20222054	104	20222104
5	20222005	55	20222055	105	20222105
6	20222006	56	20222056	106	20222106
7	20222007	57	20222057	107	20222107
8	20222008	58	20222058	108	20222108
9	20222009	59	20222059	109	20222109
10	20222010	60	20222060	110	20222110
11	20222011	61	20222061	111	20222111
12	20222012	62	20222062	112	20222112
13	20222013	63	20222063	113	20222113
14	20222014	64	20222064	114	20222114
15	20222015	65	20222065	115	20222115
16	20222016	66	20222066	116	20222116
17	20222017	67	20222067	117	20222117
18	20222018	68	20222068	118	20222118
19	20222019	69	20222069	119	20222119
20	20222020	70	20222070	120	20222120
21	20222022	71	20222071	121	20222121
22	20222022	72	20222072	122	20222122
23	20222023	73	20222073	123	20222123
24	20222024	74	20222074	124	20222124
25	20222025	75	20222075	125	20222125
26	20222026	76	20222076	126	20222126
27	20222027	77	20222077	127	20222127
28	20222028	78	20222078	128	20222128
29	20222029	79	20222079	129	20222129
30	20222030	80	20222080	130	20222130
31	20222031	81	20222081	131	20222131
32	20222032	82	20222082	132	20222132
33	20222033	83	20222083	133	20222133
34	20222034	84	20222084	134	20222134
35	20222035	85	20222085	135	20222135
36	20222036	86	20222086	136	20222136
37	20222037	87	20222087	137	20222137
38	20222038	88	20222088	138	20222138
39	20222039	89	20222089	139	20222139
40	20222040	90	20222090	140	20222140
41	20222041	91	20222091	141	20222141
42	20222042	92	20222092	142	20222142
43	20222043	93	20222093	143	20222143
44	20222044	94	20222094	144	20222144
45	20222045	95	20222095	145	20222145
46	20222046	96	20222096	146	20222146
47	20222047	97	20222097	147	20222147
48	20222048	98	20222098	148	20222148
49	20222049	99	20222099	149	20222149
50	20222050	100	20222100	150	20222150

(*)	The Company has assigned a unique eight-digit Contract ID to each Contract in the Data File. The Contract IDs referred to in this Exhibit are not the Company’s Contract IDs.